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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: MARCH 1, 2004
                 Date of Earliest Event Reported: MARCH 1, 2004

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-20421                             84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 9. REGULATION FD DISCLOSURE

This Form 8-K and the Press Release attached hereto as an Exhibit 99.1 are being furnished to the SEC under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2004

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ Christopher W. Shean
                                            ----------------------------
                                            Name:  Christopher W. Shean
                                            Title: Senior Vice President
                                                     and Controller